United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: December 29, 2025
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
3.375% Notes due 2031	O31B	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
3.875% Notes due 2035	O35B	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01    Regulation FD.
On December 29, 2025, Realty Income Corporation (the “Company”) announced that it has closed an additional $816.3 million of commitments from third-party investors for its perpetual life U.S. Open-End Core Plus Fund (the “Fund”), which when combined with the closings previously reported on September 29, 2025, results in an aggregate of approximately $1.5 billion of commitments from third-party investors (the “Closings”). As a result of these Closings, the Company anticipates to close its cornerstone equity capital raise round on or before March 31, 2026 and is capping its commitments during this round at $1.7 billion. The Company seeks to hold additional closings during the life of the Fund. Investors have included a diversified base of institutional investors, such as public and corporate pension funds, asset managers, sovereign investment funds, and investment advisors. CBRE Investment Banking acted as the Company’s financial advisor in connection with these closings. Assuming an aggregate capital raise of $1.7 billion and the capital commitments are called in full and after giving effect to the Company’s redemption of its units in the seed portfolio of approximately $950 million, the Company anticipates indirectly owning approximately 24% of the outstanding limited partnership interests in the Fund.
Non-Solicitation
This Current Report on Form 8-K (this “Report”) is for information purposes only. This Report does not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not lawful or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation. It is not intended for distribution or use by any person or entity who is a citizen or resident of or located in any jurisdiction where such distribution, publication or use would be prohibited. No action has been made or will be taken that would permit a public offering of the interests described herein in any jurisdiction in which action for that purpose is required.
Forward-Looking Statements
This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in herein, the words “estimate,” “anticipate,” “assume,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plan,” “seek,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business and portfolio including management thereof; our platform; growth strategies, investment pipeline and intentions to acquire or dispose of properties (including geographies, timing, partners, clients and terms); operations and results; the announcement of operating results, strategy, plans, and the intentions of management, sources and uses of capital; and our private capital business.
Forward-looking statements are subject to risks, uncertainties, and assumptions about Realty Income Corporation, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); volatility and uncertainty in the credit and financial markets; other risks inherent in the real estate business including our clients' solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments (including rights of first refusal or rights of first offer), and potential damages from natural disasters; impairments in the value of our real estate assets; volatility and changes in domestic and foreign laws and the application, enforcement or interpretation thereof (including with respect to tax laws and rates); property ownership through co-investment ventures, funds, joint ventures, partnerships and other arrangements which, among other things, may transfer or limit our control of the underlying investments; epidemics or pandemics; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; the anticipated benefits from mergers, acquisitions, co-investment ventures, funds, joint ventures, partnerships, and other arrangements; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this Report. Past operating results and performance are provided for informational purposes and are not a guarantee of future results. There can be no assurance that historical trends will continue. Actual plans and results may differ materially from what is expressed or forecasted in this report and expectations and forecasts made in the forward-looking statements discussed in this report may not materialize. We do not undertake any obligation to update forward-looking statements or to publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2025	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary